                      Securities and Exchange Commission
                            Washington, D.C. 20549

                             ____________________


                                  Form  8-K/A

                                CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): October 31, 2000
     ------------------------------------------------------------------

                         HOLIDAY RV SUPERSTORES, INC.
                         ----------------------------
            (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                       0-16448                59-1834763
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
    of Incorporation)                                      Identification No.)


200 East Broward Blvd., Suite 920, Fort Lauderdale, FL                    33301
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

      Registrant's telephone number, including area code: (954) 552-9903
                                                          --------------


               7851 Greenbriar Parkway, Orlando, Florida 32819
               -----------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Holiday RV Superstores, Inc. ("Holiday") acquired 100% of the issued and outstanding stock of Hall Enterprises, Inc. ("Hall, Inc.") on October 31, 2000. Holiday filed with the Commission a Current Report on Form 8-K on November 14, 2000 describing the acquisition. At the time of filing, Holiday determined that the inclusion of the required interim financial statements, including pro forma information, was impracticable. Under the requirements of Form 8-K, Item 7(a)(4) and Item 7(b)(2), Holiday has 60 days from the filing date of the Form 8-K to file interim financial information, including pro forma information, by amending the previous report on Form 8-K. The purpose of this amendment is to provide such financial information and the pro forma financial information required by Item 301 and 302 of Regulation S-K.

     (a)  Financial Statements of Business Acquired

          Attached as Exhibit 99.2 to this Current Report on Form 8-K/A is the report of independent certified public accountants, the audited balance sheet of Hall Enterprises, Inc. as of December 31, 1999 and the related audited statements of operations, shareholders' deficit and cash flows for the year ended December 31, 1999 and accompanying notes.

     (b)  Pro Forma Financial Information

          Attached as Exhibit 99.3 to this Current Report on Form 8-K/A is the unaudited pro forma combined balance sheet and combined statement of operations for the nine months ended July 31, 2000 and accompanying notes, and the unaudited combined statement of operations for the twelve months ended October 31, 1999 and accompanying notes.

     (c)  Exhibits

          99.2 Report of Independent Certified Public Accountants, the audited balance sheet of Hall Enterprises, Inc. as of December 31, 1999 and the related audited statements of operations, shareholders' deficit and cash flow for the year ended December 31, 1999 and accompanying notes.

          99.3 Unaudited pro forma combined balance sheet and combined statement of operations for the nine months ended July 31, 2000 and accompanying notes, and the unaudited combined statement of operations for the twelve months ended October 31, 1999 and accompanying notes.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 12, 2001                       By: /s/ W. Hardee McAlhaney
                                             --------------------------------
                                             Name:  W. Hardee McAlhaney
                                             Title: Vice President
                                                    Chief Financial Officer